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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 15, 1997 included in Medicis Pharmaceutical Corporation's Form 8-K/A dated January 9, 1998, and to all references to our Firm included in or made a part of this registration statement.

                                          /s/ ARTHUR ANDERSEN LLP

                                          --------------------------------------
                                          Arthur Andersen LLP

Chicago, Illinois
January 8, 1998